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                                                                  Exhibit 10.3.1

                        FIRST AMENDMENT TO LOAN AGREEMENT

               THIS AMENDMENT (this "Amendment") to the Loan Agreement is entered into as of the 30th day of April, 1999, by and between Aironet Wireless Communications, Inc. (the "Borrower"), and The Huntington National Bank (the "Bank").


                                    RECITALS:

               A. As of July 24, 1998, the Borrower and the Bank executed a certain Loan Agreement (the "Loan Agreement"), setting forth the terms of certain extensions of credit to the Borrower; and

               B. As of July 24, 1998, the Borrower executed and delivered to the Bank, inter alia, a revolving note in the original principal sum of Five Million and 00/100 Dollars ($5,000,000.00) (hereinafter the "Note"); and

               C. In connection with the Loan Agreement and the Note, the Borrower executed and delivered to the Bank certain other loan documents, promissory notes, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

               D. The Borrower has requested that the Bank amend and modify certain terms and covenants in the Loan Agreement, and the Bank is willing to do so upon the terms and conditions contained herein.

               NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

               2. Section 1.3, "LOAN TERMINATION," of the Loan Agreement is hereby amended to recite in its entirety as follows:

               Borrower shall have the right, upon five (5) days prior written notice to Bank, to terminate the Loan at any time prior to the maturity date of July 1, 2000 without the imposition of any prepayment fee or premium.

               3. Section 7.9, "MANAGEMENT," of the Loan Agreement is hereby deleted.

               4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of April 30th, 1999, upon satisfaction of all the following conditions precedent:

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          (a) The Bank shall have received a fully executed copy of the First
Amendment to Loan Agreement, and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Bank and its counsel; and

          (b) The representations contained in paragraph 6 below shall be true and accurate.

          5. REPRESENTATIONS. The Borrower represents and warrants that after give effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Borrower in the Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or a Pending Default.

          6. AMENDMENT TO LOAN AGREEMENT. (a) Upon the effectiveness of this Amendment, such reference in the Loan Agreement to "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein contained shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of the Bank, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Borrower ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

          7. AUTHORITY. The Borrower hereby represents and warrants to the Bank that (a) the Borrower has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Borrower or any law applicable to the Borrower or result in the breach of any

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provisions of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Borrower; and (d) this Amendment constitutes a valid and legally binding obligation upon the Borrower in every respect.

               8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

               9. COSTS AND EXPENSES. The Borrower agrees to pay on demand in accordance with the terms of the Loan Agreement all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Bank's counsel with respect thereto.

               10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

               IN WITNESS WHEREOF, the Borrower and the Bank have hereunto set their hands as of the date first set forth above.

                                    THE BORROWER:

                                    AIRONET WIRELESS COMMUNICATIONS, INC.

                                    By:   /s/  R. G. Holmes
                                        -----------------------------------

                                    Name:   R. G. Holmes
                                         ----------------------------------

                                    Its:   Sr. Vice President & CFO
                                        -----------------------------------


                                    THE BANK:

                                    THE HUNTINGTON NATIONAL BANK

                                    By:   /s/  Christine C. Genar
                                       ------------------------------------

                                    Name:   Christine C. Genar
                                         ----------------------------------

                                    Its:   Vice President
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